Exhibit 99.2

Financial Supplement

For the Third Quarter of Fiscal Year 2009 ending January 2, 2009

PSS World Medical, Inc.

As of January 2, 2009

Current Fiscal Year

(in thousands, except per share data)

	Fiscal 2009
	Q1	Q2	Q3
Net Sales	$472,215	$491,603	$519,145
Cost of Goods Sold	333,283	344,347	364,282

Gross Profit	138,931	147,255	154,863
General & Administrative Expenses	89,580	90,635	89,372
Selling Expenses	31,266	32,161	33,721

Income from operations	18,085	24,460	31,770
Interest Expense	(1,733)	(2,878)	(3,964)
Interest & Investment Income	122	842	1,034
Other Income	608	520	877

Income from Operations before Income Taxes	17,082	22,943	29,717
Provision for Income Taxes	6,766	9,045	11,559

Net Income	$10,317	$13,898	$18,158

Earnings per share - Basic:
Net Income	$0.17	$0.23	$0.31

Earnings per share - Diluted:
Net Income	$0.17	$0.23	$0.30

WASO - Basic	61,003	59,941	59,481
WASO - Diluted	61,723	60,921	60,322

Net Sales by Segment:
Physician Business	$331,386	$341,761	$357,269
Elder Care Business	140,406	149,485	161,874
Corporate Shared Services	423	356	2

	$472,215	$491,603	$519,145

Billing Days:	64	63	66

Net Sales Per Billing Day:
Physician Business	$5,178	$5,425	5,413
Elder Care Business	2,194	2,373	2,453
Corporate Shared Services	7	6	—

	$7,378	$7,803	7,866

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

As of January 2, 2009

(in thousands, except per share data)

	Fiscal 2006					Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Net Sales (1)	$387,129	$385,819	$423,781	$422,688	$1,619,417	$413,135	$427,059	$458,421	$443,024	$1,741,639	$438,910	$457,930	$465,208	$493,744	$1,855,791
Cost of Goods Sold	276,654	273,512	303,707	298,219	1,152,092	293,233	303,203	335,186	310,007	1,241,629	311,227	325,390	330,215	347,289	1,314,120

Gross Profit	110,475	112,307	120,074	124,469	467,325	119,902	123,856	123,235	133,017	500,010	127,683	132,540	134,993	146,455	541,672
General & Administrative Expenses (2)	70,337	69,279	72,053	75,639	287,308	73,664	73,391	75,222	78,423	300,700	83,600	77,315	79,370	83,688	323,973
Selling Expenses	25,774	26,217	27,469	28,148	107,608	27,498	28,878	30,140	30,307	116,823	29,551	30,763	31,509	33,473	125,295

Income from operations	14,364	16,811	20,552	20,682	72,409	18,740	21,587	17,873	24,287	82,487	14,532	24,462	24,115	29,294	92,403
Interest Expense	(1,509)	(1,358)	(1,561)	(1,456)	(5,884)	(1,406)	(1,336)	(1,320)	(1,284)	(5,346)	(1,358)	(1,533)	(1,811)	(2,071)	(6,773)
Interest & Investment Income	99	111	75	138	423	101	282	426	385	1,194	528	114	26	23	691
Other Income	457	1,750	435	504	3,146	469	429	517	591	2,006	544	546	833	5,361	7,284

Income from Continuing Operations before Income Taxes	13,411	17,314	19,501	19,868	70,094	17,904	20,962	17,496	23,979	80,341	14,246	23,589	23,163	32,608	93,605
Provision for Income Taxes	5,271	6,529	7,080	6,957	25,837	6,949	8,187	6,376	8,348	29,860	5,559	9,106	9,001	13,165	36,831

Income from Continuing Operations	8,140	10,785	12,421	12,911	44,257	10,955	12,775	11,120	15,631	50,481	8,687	14,483	14,162	19,442	56,775

Net (Loss) Income	$8,140	$10,785	$12,421	$12,911	$44,257	$10,955	$12,775	$11,120	$15,631	$50,481	$8,687	$14,483	$14,162	$19,442	$56,775

Earnings (loss) per share - Basic:
Income from Continuing Operations	$0.13	$0.16	$0.19	$0.19	$0.67	$0.16	$0.19	$0.17	$0.23	$0.75	$0.13	$0.22	$0.22	$0.31	$0.88

Net (Loss) Income	$0.13	$0.16	$0.19	$0.19	$0.67	$0.16	$0.19	$0.17	$0.23	$0.75	$0.13	$0.22	$0.22	$0.31	$0.88

Earnings (loss) per share - Diluted:
Income from Continuing Operations	$0.12	$0.16	$0.19	$0.19	$0.66	$0.16	$0.18	$0.16	$0.23	$0.73	$0.13	$0.22	$0.22	$0.31	$0.86

Net (Loss) Income	$0.12	$0.16	$0.19	$0.19	$0.66	$0.16	$0.18	$0.16	$0.23	$0.73	$0.13	$0.22	$0.22	$0.31	$0.86

WASO - Basic	64,877	65,392	65,779	66,546	65,643	67,310	67,453	67,054	67,059	67,219	66,793	65,806	63,999	62,213	64,703
WASO - Diluted	65,860	66,487	66,931	68,062	66,887	68,947	69,478	69,458	69,419	69,325	68,765	67,067	65,756	63,152	66,184
Net Sales by Segment:
Physician Business	$250,544	$255,422	$290,010	$290,844	$1,086,820	$284,438	$300,813	$329,160	$313,109	$1,227,520	$306,245	$320,171	$326,520	$355,749	$1,308,685
Elder Care Business	136,585	130,397	133,771	131,844	532,597	128,697	126,246	129,261	129,915	514,119	132,664	137,759	138,688	137,995	547,106

	$387,129	$385,819	$423,781	$422,688	$1,619,417	$413,135	$427,059	$458,421	$443,024	$1,741,639	$438,910	$457,930	$465,208	$493,744	$1,855,791

Billing Days:	64	63	62	64	253	64	63	62	64	253	64	63	62	64	253
Net Sales Per Billing Day:
Physician Business	$3,915	$4,054	$4,678	$4,544	$4,296	$4,444	$4,775	$5,309	$4,892	$4,852	$4,785	$5,082	$5,266	$5,559	$5,173
Elder Care Business	2,134	2,070	2,158	2,060	2,105	2,011	2,004	2,085	2,030	2,032	2,073	2,187	2,237	2,156	2,162

	$6,049	$6,124	$6,836	$6,604	$6,401	$6,455	$6,779	$7,394	$6,922	$6,884	$6,858	$7,269	$7,503	$7,715	$7,335

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

As of January 2, 2009

SelectTM Net Sales

(in thousands)

	Fiscal 2004	Fiscal 2005	Fiscal 2006	Fiscal 2007	Fiscal 2008
Consolidated Select Sales	$121,211	$137,540	$157,296	$185,844	$234,810

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Segment Information

As of January 2, 2009

(in thousands)

	Three Months Ended		Nine Month Ended
	1/2/2009	12/28/2007	1/2/2009	12/28/2007
NET SALES:
Physician Business	357,269	326,520	1,030,416	952,936
Elder Care Business	161,874	138,688	451,765	409,112
Corporate Shared Services	2	—	781	—

Total Net Sales	519,145	465,208	1,482,962	1,362,048

BILLING DAYS:	66	62	193	189

NET SALES PER BILLING DAY:
Physician Business	5,413	5,266	5,339	5,042
Elder Care Business	2,453	2,237	2,341	2,165
Corporate Shared Services	—	—	4	—

Total Net Sales Per Billing Day	7,866	7,503	7,684	7,207

INCOME FROM OPERATIONS:
Physician Business	32,156	23,804	80,529	63,230
Elder Care Business	8,717	6,491	22,569	18,040
Corporate Shared Services	(9,103)	(6,180)	(28,784)	(18,162)

Total Income from operations	31,770	24,115	74,315	63,109

DEPRECIATION:
Physician Business	1,866	2,022	5,587	6,288
Elder Care Business	1,256	1,118	3,675	3,404
Corporate Shared Services	1,940	1,533	5,432	4,338

Total Depreciation	5,062	4,672	14,695	14,029

AMORTIZATION OF INTANGIBLE AND OTHER ASSETS:
Physician Business	679	763	2,357	2,312
Elder Care Business	563	583	1,738	1,867
Corporate Shared Services	21	16	65	46

Total amortization of intangible and other assets	1,264	1,362	4,161	4,226

PROVISION FOR DOUBTFUL ACCOUNTS:
Physician Business	342	477	1,490	1,862
Elder Care Business	526	1,184	1,998	1,598

Total provision for doubtful accounts	868	1,661	3,488	3,461

INTEREST EXPENSE:
Total Interest Expense	3,964	1,811	8,576	4,702

INTEREST AND INVESTMENT INCOME:
Elder Care Business	9	5	34	11
Corporate Shared Services	1,025	21	1,964	657

Total interest and investment income	1,034	26	1,999	668

PROVISION (BENEFIT) FOR INCOME TAXES:
Physician Business	12,142	9,354	29,818	24,010
Elder Care Business	2,591	1,870	6,295	4,827
Corporate Shared Services	(3,174)	(2,223)	(8,743)	(5,172)

Total provision for income taxes	11,559	9,001	27,370	23,665

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Current Fiscal Year Balance Sheet

(in thousands)

Consolidated

	As of
	6/27/08	9/26/08	1/2/09
ASSETS
Cash	29,840	226,049	214,709
Accounts Receivable, net	227,661	240,806	232,894
Inventory, net	192,707	199,337	239,940
Prepaid Expenses	4,329	3,506	3,420
Other Current Assets	30,344	18,708	19,815

Total Current Assets	484,880	688,406	710,778

Property and Equipment, net	91,881	95,866	96,088
Intangibles, net	25,738	24,345	23,102
Goodwill	112,320	112,392	112,717
Investment in Available for Sale Securities	14,231	16,725	15,333
Other Long-Term Assets	67,747	104,973	91,688

Total Long-Term Assets	311,916	354,301	338,929

Total Assets	796,796	1,042,706	1,049,707

LIABILITIES & EQUITY
Accounts Payable	128,656	149,668	155,133
Accrued Expenses	38,055	50,816	43,170
Current Maturities of Long-Term Debt	150,780	151,068	151,007
Revolving Line of Credit	50,000	50,000	50,000
Other Current Liabilities	8,102	8,723	9,160

Total Current Liabilities	375,592	415,772	412,445

Long-Term Debt	706	232,284	232,033
Other Long-Term Liabilities	68,625	64,763	56,503
Total Long-Term Liabilities	69,331	297,047	288,536

Total Liabilities	444,924	712,819	700,981

Total Equity	351,872	329,888	348,726

Total Liabilities & Equity	796,796	1,042,707	1,049,707

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Balance Sheet Trend

(in thousands)

Consolidated

	Fiscal 2006				Fiscal 2007				Fiscal 2008
ASSETS	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07	Mar-08
Cash	23,836	17,466	26,651	23,867	27,784	45,678	54,904	46,658	23,954	17,041	15,031	21,122
Accounts Receivable, net	208,642	213,585	207,659	208,964	206,405	225,536	219,822	222,776	222,699	232,282	224,282	237,248
Inventory, net	132,684	136,450	167,407	173,458	170,612	172,127	186,193	174,130	187,499	188,087	214,256	190,846
Deferred Tax Assets	29,113	20,183	14,298	12,959	11,181	9,042	7,379	8,776	8,987	9,319	9,175	10,488
Other Current Assets	22,182	25,822	27,937	33,827	32,876	39,288	37,329	34,434	34,257	27,894	31,611	48,745

Total Current Assets	416,457	413,506	443,952	453,075	448,858	491,671	505,627	486,774	477,396	474,623	494,355	508,449

Property and Equipment, net	84,173	86,840	86,475	87,663	88,214	87,291	85,885	88,627	89,347	89,339	89,897	90,680
Intangibles, net	21,217	34,427	35,395	34,345	33,350	32,343	31,186	29,758	30,280	28,991	27,669	26,305
Goodwill	86,273	103,420	105,452	105,521	106,519	106,819	106,971	107,366	110,993	110,727	110,868	110,679
Investment in available for sale securities	—	—	—	—	—	—	—	—	—	46,147	50,206	—
Other Long-Term Assets	47,315	50,862	53,665	56,371	54,983	54,935	58,063	62,450	98,380	69,856	68,580	78,713

Total Long-Term Assets	238,978	275,549	280,987	283,900	283,066	281,388	282,105	288,201	329,000	345,060	347,220	306,377

Total Assets	655,435	689,055	724,939	736,975	731,924	773,059	787,732	774,975	806,396	819,683	841,575	814,826

	Fiscal 2006				Fiscal 2007				Fiscal 2008
LIABILITIES & EQUITY	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07	Mar-08
Accounts Payable	115,455	118,953	141,622	139,227	122,449	145,767	162,338	131,330	144,572	149,827	161,728	135,930
Accrued Expenses	26,660	33,196	30,413	34,499	27,748	34,827	31,670	37,224	33,099	33,274	34,350	46,056
Current Maturities of Long-Term Debt (1)	25,679	27,786	25,788	509	517	1,655	152,154	2,238	2,132	32,129	33,660	220,987
Other Current Liabilities	12,661	11,883	11,837	13,639	12,490	13,917	10,730	11,440	15,267	15,000	15,846	11,969

Total Current Liabilities	180,455	191,818	209,660	187,874	163,204	196,166	356,892	182,232	195,070	230,230	245,584	414,942

Long-Term Debt	151,192	151,113	150,981	150,855	150,725	150,616	460	150,675	150,527	150,449	150,839	725
Other Long-Term Liabilities	35,870	41,179	43,509	49,433	54,274	57,781	62,302	61,207	70,414	66,788	67,133	64,130

Total Long-Term Liabilities	187,062	192,292	194,490	200,288	204,999	208,397	62,762	211,882	220,941	217,237	217,972	64,855
Total Liabilities	367,517	384,110	404,150	388,162	368,203	404,563	419,654	394,114	416,011	447,467	463,556	479,797

Total Equity	287,918	304,945	320,789	348,813	363,721	368,496	368,078	380,861	390,385	372,216	378,019	335,029

Total Liabilities & Equity	655,435	689,055	724,939	736,975	731,924	773,059	787,732	774,975	806,396	819,683	841,575	814,826

(1)	During the first quarter of fiscal year 2009, the Company corrected the classification of the Company’s $150 million 2.25% senior convertible notes at March 28, 2008 from long-term debt to short-term debt.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Unaudited Operating Highlights

Current Fiscal Year

(in millions)

	Three Months Ended		Nine Months Ended
	Jan. 2, 2009	Dec. 28, 2007	Jan. 2, 2009	Dec. 28, 2007
Net Sales:
Physician Business	$357.3	$326.5	$1,030.4	$952.9
Elder Care Business	161.9	138.7	451.8	409.1
Corporate Shared Services	—	—	0.8	—

Total Net Sales	$519.1	$465.2	$1,483.0	$1,362.0

Income from Operations:
Physician Business	$32.2	$23.8	$80.5	$63.2
Elder Care Business	8.7	6.5	22.6	18.0
Corporate Shared Services	(9.1)	(6.2)	(28.8)	(18.2)

Total income from operations	$31.8	$24.1	$74.3	$63.1

EBITDA (a)	$39.0	$31.0	$95.2	$83.3

Income from operations, as a percentage of net sales	6.1%	5.2%	5.0%	4.6%

Consolidated Return on Committed Capital (“ROCC”) (b)	32.6%	26.1%	27.0%	24.3%

Billing Days	66	62	193	189

Net Sales Per Billing Day (in thousands):
Physician Business	$5,413	$5,266	$5,339	$5,042
Elder Care Business	2,453	2,237	2,341	2,165
Corporate Shared Services	—	—	4	—

Total Net Sales Per Billing Day	$7,866	$7,503	$7,684	$7,207

Net Sales Per Billing Day Growth Rate:
Physician Business	2.8%		5.9%
Elder Care Business	9.6%		8.1%
Total Net Sales Per Billing Day Growth Rate	4.8%		6.6%

			Annualized
DSO (c)
Physician Business			39.4	42.4
Elder Care Business			49.2	50.2

DOH (d)
Physician Business			54.6	52.8
Elder Care Business			51.9	55.3

DIP (e)
Physician Business			40.9	46.2
Elder Care Business			25.7	28.0

Cash Conversion Days (f)
Physician Business			53.1	49.0
Elder Care Business			75.4	77.5

			As of
			Jan. 2, 2009	Dec. 28, 2007
Operational working capital (g)			$317.7	$276.8
Net Debt:
Bank debt			$50.0	$32.6
Other debt			$3.0	$1.9
Convertible senior notes			$380.0	$150.0
Less: Cash and cash equivalents			$(214.7)	$(15.0)

Net Debt			$218.3	$169.5

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Selling Days Calendar FY08-FY10

FY2008		FY2009		FY2010		Notes
Closing Date	Selling Days	Closing Date	Selling Days	Closing Date	Selling Days
27-Apr	20	25-Apr	20	24-Apr	20	A
25-May	20	30-May	24	29-May	24	A
29-Jun	24	27-Jun	20	26-Jun	20	B

	64		64		64

27-Jul	19	25-Jul	19	31-Jul	24	A
31-Aug	25	29-Aug	25	28-Aug	20	A
28-Sep	19	26-Sep	19	2-Oct	24	B

	63		63		68

26-Oct	20	31-Oct	25	30-Oct	20	A
30-Nov	23	28-Nov	18	27-Nov	18	A
28-Dec	19	2-Jan	23	1-Jan	23	B

	62		66		61

25-Jan	19	30-Jan	20	29-Jan	20	A
29-Feb	25	27-Feb	20	26-Feb	20	A
28-Mar	20	27-Mar	20	2-Apr	25	B

	64		60		65

	253		253		258

A	Closing date is the last Friday of the month (for non-quarter end months).
B	“Selling Days” defines closing date as the Friday closest to month end based on business days only (for quarter end months only).

Holidays:
Jan	1	New Year’s Day
May	1	Memorial Day
July	1	Independence Day
Sept	1	Labor Day
Nov	2	Thanksgiving
Dec	2	Christmas

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

EBITDA Calculation

Current Fiscal Year

(in thousands)

	Fiscal 2009
	Q1	Q2	Q3
Net Income	$10,317	$13,898	$18,158
Plus: Interest expense	1,733	2,878	3,964
Less: Interest and investment income	(122)	(842)	(1,034)
Plus: Provision for income taxes	6,766	9,045	11,559
Plus: Depreciation	4,775	4,857	5,062
Plus: Amortization of intangible assets	1,344	1,553	1,264

EBITDA	$24,813	$31,390	$38,973

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

EBITDA Calculation

(in thousands)

	Fiscal 2006					Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	Total FY 2006	Q1	Q2	Q3	Q4	Total FY 2007	Q1	Q2	Q3	Q4	Total FY 2008
Income from Continuing Operations	$8,140	$10,785	$12,421	$12,911	$44,257	$10,955	$12,775	$11,120	$15,631	$50,481	$8,687	$14,483	$14,162	$19,442	$56,775
Plus: Interest expense	1,509	1,358	1,561	1,456	5,884	1,406	1,336	1,320	1,284	5,346	1,358	1,533	1,811	2,071	6,773
Less: Interest and investment income	(99)	(111)	(75)	(138)	(423)	(101)	(282)	(426)	(385)	(1,194)	(528)	(114)	(26)	(23)	(691)
Plus: Provision for income taxes	5,271	6,529	7,080	6,957	25,837	6,949	8,187	6,376	8,348	29,860	5,559	9,106	9,001	13,165	36,831
Plus: Depreciation	3,316	3,468	3,673	3,475	13,932	4,094	4,145	4,215	4,296	16,750	4,595	4,758	4,672	4,682	18,707
Plus: Amortization of intangible assets	1,361	1,389	1,677	1,871	6,298	1,505	1,472	1,468	1,463	5,908	1,458	1,406	1,362	1,360	5,586

EBITDA	$19,498	$23,418	$26,337	$26,532	$95,785	$24,808	$27,633	$24,073	$30,637	$107,151	$21,128	$31,172	$30,983	$40,697	$123,980

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Return on Committed Capital (ROCC)

Current Fiscal Year

(in thousands)

Consolidated

	Fiscal 2009
	Q1	Q2	Q3
Quarterly Average Committed Capital (1)	392,048	392,958	415,845

Committed Capital - Current Quarter	385,462	400,454	431,237
Committed Capital - Previous Quarter	398,635	385,462	400,454

Return on Committed Capital - Quarterly (2)	20.4%	27.0%	32.6%

Return:
Net Income	10,317	13,898	18,158
Add:

Provision for Income Taxes	6,766	9,045	11,559
Interest Expense	1,733	2,878	3,964
Amortization	1,344	1,553	1,264
Interest and Investment Income	(122)	(842)	(1,034)

	20,037	26,533	33,911

Committed Capital:
Total Assets	796,796	1,042,706	1,049,707
Less assets excluded:
Cash	(29,840)	(226,049)	(214,709)
Goodwill and Intangibles, net	(138,058)	(136,736)	(135,820)

Total Liabilities	(444,924)	(712,819)	(700,981)
Plus liabilities excluded:
Current debt	200,780	201,068	201,007
Long-term debt	706	232,284	232,033

	385,462	400,454	431,237

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Return on Committed Capital equals Return divided by Committed Capital. Quarterly calculations are annualized.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Return on Committed Capital (ROCC)

(in thousands)

Consolidated

	Fiscal 2006					Fiscal 2007					Fiscal 2008
	Q1	Q2	Q3	Q4	Total FY 2006	Q1	Q2	Q3	Q4	Total FY 2007	Q1	Q2	Q3	Q4	Total FY 2008
Quarterly Average Committed Capital (1)	316,837	322,662	325,748	330,989		340,070	341,619	331,779	338,812		363,905	387,926	403,493	403,793
Annual Average Committed Capital (2)					321,764					341,411					374,314

Committed Capital - Current Quarter	322,976	322,347	329,148	332,830		347,310	335,927	327,631	349,992		377,817	398,035	408,951	398,635
Committed Capital - Previous Quarter	310,697	322,976	322,347	329,148		332,830	347,310	335,927	327,631		349,992	377,817	398,035	408,951
Committed Capital - Current Year End					332,830					349,992					398,635
Committed Capital - Previous Year End					310,697					332,830					349,992

Return on Committed Capital - Quarterly (3)	20.4%	24.7%	27.8%	27.9%		24.4%	27.5%	23.9%	31.1%		18.2%	27.2%	26.1%	35.7%
Return on Committed Capital - Annual					25.4%					26.5%					28.1%

Return:
Income from Continuing Operations before Extraordinary Loss	8,140	10,785	12,421	12,911	44,257	10,955	12,775	11,120	15,631	50,481	8,687	14,483	14,162	19,442	56,775
Add:
Provision for Income Taxes	5,271	6,529	7,080	6,957	25,837	6,949	8,187	6,376	8,348	29,860	5,559	9,106	9,001	13,165	36,831
Interest Expense	1,509	1,358	1,550	1,467	5,884	1,406	1,336	1,320	1,284	5,346	1,358	1,533	1,811	2,071	6,773
Amortization	1,361	1,389	1,677	1,871	6,298	1,500	1,477	1,469	1,462	5,908	1,458	1,406	1,362	1,360	5,587
Interest and Investment Income	(99)	(111)	(64)	(149)	(423)	(101)	(282)	(426)	(385)	(1,194)	(528)	(114)	(26)	(23)	(691)

	16,182	19,950	22,664	23,057	81,853	20,709	23,493	19,859	26,340	90,401	16,534	26,414	26,310	36,016	105,274

Committed Capital:
Total Assets	655,435	689,055	724,939	736,975	736,975	731,924	773,059	787,732	774,975	774,975	806,396	819,683	841,575	814,825	814,825
Less assets excluded:
Cash	(23,836)	(17,466)	(26,651)	(23,867)	(23,867)	(27,784)	(45,678)	(54,904)	(46,658)	(46,658)	(23,954)	(17,041)	(15,031)	(21,122)	(21,122)
Goodwill and Intangibles, net	(107,490)	(137,847)	(140,847)	(139,866)	(139,866)	(139,869)	(139,162)	(138,157)	(137,124)	(137,124)	(141,273)	(139,718)	(138,537)	(136,984)	(136,984)
DTA from sale of Imaging Business	(10,487)	(6,184)	(912)	(3,614)	(3,614)	—				—
Total Liabilities	(367,517)	(384,110)	(404,150)	(388,162)	(388,162)	(368,203)	(404,563)	(419,654)	(394,114)	(394,114)	(416,011)	(447,467)	(463,556)	(479,797)	(479,797)
Plus liabilities excluded:
Current debt	25,679	27,786	25,788	509	509	517	1,655	152,154	2,238	2,238	2,132	32,129	33,660	70,987	70,987
Long-term debt	151,192	151,113	150,981	150,855	150,855	150,725	150,616	460	150,675	150,675	150,527	150,449	150,839	150,725	150,725

	322,976	322,347	329,148	332,830	332,830	347,310	335,927	327,631	349,992	349,992	377,817	398,035	408,951	398,635	398,635

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.
(3)	Return on Committed Capital equals return divided by Committe4d Capital. Quarterly calculations are annualized.

Numbers may not foot due to rounding differences

PSS WORLD MEDICAL, INC.

Footnotes

(a)	EBITDA represents net income plus provision for income taxes, interest expense, depreciation, and amortization of intangible assets, less interest and investment income. Management review EBITDA when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes EBITDA is an important measure of liquidity.

(b)	ROCC equals return divided by average committed capital. Return is annualized for quarterly and year to date calculations. Management review ROCC when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes ROCC is an important measure of profitability and return.

(c)	DSO is average accounts receivable divided by average daily net sales. Average accounts receivable is the sum of accounts receivable, net of the allowance for doubtful accounts, at the beginning and end of the most recent four quarters divided by five. Average daily net sales are net sales for the most recent four quarters divided by 360. Southern Anesthesia & Surgical, Inc. (“SAS”) accounts receivable balance of $1.4 million as of September 30, 2005, has been excluded from the Fiscal Year 2006 calculation.

(d)	DOH is average inventory divided by average daily cost of goods sold (“COGS”). Average inventory is the sum of inventory at the beginning and end of the most recent four quarters divided by five. Average daily COGS is quarterly COGS for the most recent four quarters divided by 360. SAS inventory balance of $3.9 million as of September 30, 2005, has been excluded from the Fiscal Year 2006 calculation.

(e)	DIP is average accounts payable divided by average daily COGS. Average accounts payable is the sum of accounts payable at the beginning and end of the most recent four quarters divided by five. SAS accounts payable balance of $3.8 million as of September 30, 2005, has bee excluded from the Fiscal Year 2006 calculation.

(f)	Cash Conversion Days is the sum of DSO and DOH less DIP.

(g)	Operational working capital equals accounts receivable plus inventory minus accounts payable.